UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        August 16, 2006 (August 16, 2006)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)


            Delaware                000-16299               13-3054685
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  (State or other jurisdiction     (Commission           (I.R.S. Employer
        of incorporation)          File Number)          Identification No.)


    700 Airport Blvd. Suite 300, Burlingame, CA            94010
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     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 16, 2006 Mr. Boyd Pearce resigned as the chief executive officer and as a director of the Registrant.

     On August 16, 2006 Mr. Joseph Kozak was appointed chief executive officer and appointed director of the Registrant to fill the vacancy created by Mr. Pearce's resignation. Mr. Kozak is 55 years old and remains as president of the Registrant. It is not expected that Mr. Kozak will be appointed to the Registrant's Audit Committee, Compensation Committee, or Corporate Governance and Nominating Committee. Mr. Kozak's compensation will not change. Mr. Kozak is employed by the Registrant at-will at an annual salary of $200,000, payable semi-monthly subject to required tax withholding. Additionally, Mr. Kozak is eligible for annual bonuses amounting to an additional $200,000. Mr. Kozak currently holds incentive stock options to purchase up to 835,000 shares of the Registrant's common stock, 635,000 of which are fully-vested.

     Mr. Kozak, has been President of the Registrant since June 10, 2005. Mr. Kozak was retained as a consultant of the Registrant for the period from April 18, 2005 to June 10, 2005. Commencing in March 2003, Mr. Kozak worked as a vice president of industry sales at Oracle Corporation. At Oracle, Mr. Kozak defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. Prior to Oracle, Mr. Kozak served as the CEO of Lombardi Software, a manufacturer of business process management solutions, from August 2000 to April 2002. From February 1999 to August 2000, Mr. Kozak was a partner in the retail and consumer packaged goods division for Ernst and Young LLP.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ANTs software inc.

Date:  August 16, 2006       By:       /s/   Kenneth Ruotolo
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                                       Kenneth Ruotolo, Chief Financial Officer